UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2009

Item 1. Report to Stockholders.

COUNTERPOINT SELECT FUND

Annual Report

For the Year Ended
June 30, 2009

COUNTERPOINT SELECT FUND (CPFSX)
Review and Outlook:
For the Year Ending June 30, 2009

Dear fellow investors and friends:

Performance for the Counterpoint Select Fund’s fiscal year ending June 30th, 2009 was -3.36% versus -26.21% for the S&P 500.

We are also pleased to report that this performance led The Counterpoint Select Fund to be ranked #1 out of all large cap equity funds, according to Lipper,  for the one year period ending June 30th 2009, based on total return.  (Total universe of 2,341 funds).

Counterpoint Select Fund Performance
As of June 30th, 2009

				Since Inception
				(11/30/06)
	Quarter	YTD	1 Year	Annualized
Fund	9.51%	9.22%	-3.36%	-6.20%
S&P 500 Index	15.93%	3.16%	-26.21%	-13.14%

Net Expense Ratio: *	1.10% (with Expense Cap)
Gross Expense Ratio:	2.84% (w/o Expense Cap)

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-866-544-2737. The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

*
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Net Annual Operating Expenses for shares of the Fund to 1.10%. The contract’s term is indefinite and may be terminated only by the Board of Directors. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced. This ratio does not include Acquired Fund Fees and Expenses.

Over the past year, the stock market suffered its worst downdraft since the great depression, declining some 57% from its peak in October of 2007 to its trough in March of this year, before rebounding sharply.

The cause of the downdraft is not a typical inventory-led correction, but rather the unwinding of years of excess borrowing and consumption. It was many years in the making and will be many years in the unwinding. With unprecedented monetary and fiscal stimulus, in addition to guarantees and other backstops of the banking and other industries, the unwinding has been brought

COUNTERPOINT SELECT FUND

under control and confidence has been restored in the financial system.  But the economy remains mired in debt and the process of deleveraging will likely continue for a long time to come, creating a headwind for any recovery.

The Counterpoint Select Fund’s strong relative outperformance for the year can be attributed to two main factors, asset allocation and stock selection, combined with a higher level of turnover.

The Fund made four unusually large asset allocation moves during the year. The first of these decisions was to dramatically reduce equity exposure during August and September of 2008 as the credit crisis intensified and went global. It became clear to us that there were significant risks to the overall financial system and that the market was vulnerable to a large amount of selling pressure – both forced and fear-based.  We therefore reduced our effective equity exposure to between 30% and 50% by the beginning of the fourth quarter, dramatically mitigating the Fund’s exposure to the subsequent market drop in September and October.

In November, we felt that valuation levels had reached a point where the risk versus reward of owning stocks was again compelling and we subsequently increased our equity exposure, allowing the Fund to participate in much of the year-end rally.

In late January of this year, shortly after the Inauguration, we became concerned by the renewed acceleration in the deterioration of economic fundamentals here and abroad and again raised significant levels of cash.  This move helped the Fund avoid the worst part of the second major move down in the market in late January and February.

Finally, in March of this year, we began buying stocks again, sensing that investor sentiment had become too negative. Wonderful companies were selling for unbelievable bargain prices. We should have bought more aggressively.

If we made one big mistake over the last year that would be it: we should have been even more forceful in our selling and in our buying. Of course that’s something much more easily said in hindsight than in the moment.  Throughout this crisis, we have erred on the side of caution, trying to take prudent risk in exchange for reasonable return, but fully mindful that the risks and circumstances were and are extraordinary.  Conventional playbooks don’t apply and we think caution is still warranted.

Our focus on stock selection also helped in that as the credit crisis intensified, we identified a number of strategic themes that determined the kind of companies we wanted to own and, as importantly, the kind of companies we wanted to avoid.

COUNTERPOINT SELECT FUND

The first of these themes was “Cash is King.”  We wanted to focus on companies with strong balance sheets and cash positions that were not beholded to frozen financial markets for capital. In particular, we avoided leveraged financial companies like banks, and leveraged industrial and consumer companies.

The second of these themes was “Strong get Stronger.”  We wanted to invest only in companies with leading business franchises that were well positioned  to survive and benefit from the economic downturn.  In our experience, periods of adversity are often periods of extraordinary opportunity for the most successful firms.  We steered the portfolio into companies that we thought would be long-term winners.

The third theme was to avoid the discretionary U.S. consumer, who was at the epicenter of the debt bubble.  The U.S. consumer remains overshopped and overborrowed and undersaved and the simple reversion to a more sustainable level of consumption and savings suggested a significant pullback in consumer spending, especially on discretionary items.

A fourth theme was to be mindful of headwinds and tailwinds overall, and to try to steer the portfolio in the direction of secular growth – such as technology, healthcare, developing economies – and away from secular headwinds – such as sectors and industries in the way of deleveraging.  We also tried to move the portfolio holdings “in the way” of government spending (infrastructure and technology) and out of the way of excessive government regulation. (Autos and dysfunctional banks).

These strategic themes, combined with asset allocation and fundamental company analysis drove our stock selection and helped us build and manage a portfolio of strong, well managed, and well-positioned companies that have survived the last year much better than the overall stock market.

Over the past year, turnover levels have been quite high. This is largely the result of our major asset allocation decisions discussed above. As we expect economic and market conditions to remain in flux, we expect portfolio turnover levels to remain elevated, although we suspect less than the year just ended. Although higher levels of turnover do increase the transaction costs to the portfolio, we think that our strong relative performance shows our approach has added substantial value for shareholders.

On a related note, we continue to view cash as a strategic asset, providing capital preservation and a source of funding for new investment. We are not trying to time the market as much as react prudently to valuation levels and opportunities relative to general and specific risks. There are times to buy, times

COUNTERPOINT SELECT FUND

to sell, and times to just get out of the way.  Things are changing and it is important to be flexible and agile in thought and action.

Looking forward: The road to recovery:

As of June 30th 2009, the U.S. stock market has rallied more than 40% from its lows reached in early March.  This rally has been a lot stronger, and longer than we had expected and we were a bit early in trimming the positions we added to in March and in shifting the portfolio to a slightly more defensive stance. In addition, although most stocks have participated in the recent rally, higher quality companies typical of what we buy in the Fund have tended to underperform lower quality firms by a significant margin. Put more simply, many of the businesses that suffered the worst during the downturn, have subsequently performed the best out of their respective troughs.

In retrospect it shouldn’t surprise us that the market has been as strong as it has. The pendulum always tends to swing too far in either direction. In March, investors became overly fearful. Today, we think they are becoming overly hopeful.

As we write about in our July, 2009 Commentary entitled “The Forest and the Shoots,” vital signs in the economy continue to improve and we do believe that things have bottomed, for now. In most cases, the vital signs – often referred to as “green shoots” – represent an improvement in the rate of deterioration. In other cases, they represent things actually getting better.  In all cases, they reflect a renewed sense of confidence in the capital markets and some optimism that things will continue to get better.

We think that this near-term optimism about green shoots needs to be viewed in the context of the “forest” which includes: 1) the unwinding of many years of excess borrowing and consumption by the U.S. consumer, and 2) the massive buildup of public debt, which continues to grow at an alarming rate.  These two forces should tend to create a significant long-term drag on domestic economic growth.  The current rally in the markets is one stretch of many on what is likely to be a long and winding road.

Finally, on behalf of everyone at Jurika, Mills & Keifer we want to thank you for your ongoing trust and your investment with us. It has been a challenging year, but we are proud of how the Fund has performed for our investors, especially considering the circumstances. We are significant investors in the fund, and so our interests are closely aligned with yours.

As always we welcome your questions and comments. They may be directed to contact@jmkadvisors.com.

Jurika, Mills & Keifer, LLC

COUNTERPOINT SELECT FUND

Important Disclosures

Opinions expressed are those of Jurika, Mills & Keifer, LLC and are subject to change, are not guaranteed and are not recommendations to buy or sell any security.

The Counterpoint Select Funds’ investment objectives, risks, charges, expenses should be considered carefully before making any investment. The Fund’s prospectus contains this and other important information about the investment company and may be obtained by calling 866-544-2737 or from the Fund’s website at www.thecounterpointfunds.com. Please read it carefully before investing.

Mutual fund investing involves risk; principal loss is possible. The Fund may concentrate its assets in fewer holdings, which may expose it to increased individual stock volatility. The Fund may invest in smaller companies that involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund may invest in foreign securities which involve greater volatility and political and economic and currency risks and differences in accounting methods. The Fund may also use options and futures contracts that have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect fee waivers or sales charges. If they did, total returns would be reduced.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete listing of Fund holdings. Current and future holdings are subject to risk.

The Counterpoint Select Fund is distributed by Quasar Distributors, LLC. (8/09)

COUNTERPOINT SELECT FUND

SECTOR ALLOCATION at June 30, 2009 (Unaudited)

Sector Allocation	Percent of Net Assets

Health Care	18.0%
Money Market Fund	15.4%
Information Technology	14.8%
Financials	12.1%
Investment Company	11.4%
Telecommunications	9.4%
Consumer Staples	7.5%
Energy	5.4%
Industrials	2.7%
Materials	2.6%
Consumer Discretionary	0.2%
Other Assets in Excess of Liabilities	0.5%
Net Assets	100.0%

EXPENSE EXAMPLE For the Period Ended June 30, 2009 (Unaudited)

As a shareholder of the Counterpoint Select Fund (the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/09 - 6/30/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a  redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are

COUNTERPOINT SELECT FUND

EXPENSE EXAMPLE For the Period Ended June 30, 2009 (Unaudited) (Continued)

expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in the example, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/09	6/30/09	1/1/09 – 6/30/09*
Actual	$1,000	$ 966	$5.36
Hypothetical (5% return
before expenses)	$1,000	$1,019	$5.51

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

COUNTERPOINT SELECT FUND

Counterpoint Select Fund Value of $10,000 vs S&P 500 Index

Average Annual Total Returns
Year Ended June 30, 2009
		Since Inception
	1 Year	(11/30/2006)
Counterpoint Select Fund	(3.36)%	(6.20)%
S&P 500 Index	(26.21)%	(13.14)%

This chart illustrates the performance of a hypothetical $10,000 investment made on November 30, 2006 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

COUNTERPOINT SELECT FUND

SCHEDULE OF INVESTMENTS at June 30, 2009

Shares		Value
COMMON STOCKS: 70.6%
Beverages: 2.7%
4,000	The Coca-Cola
	Company	$191,960
Biotechnology: 3.7%
5,000	Amgen, Inc. (a)	264,700
Capital Markets: 3.6%
1,750	Goldman Sachs
	Group, Inc.	258,020
Commercial Banks: 2.4%
7,000	Wells Fargo & Co.	169,820
Communications Equipment: 7.1%
15,000	Cisco Systems, Inc. (a)	279,600
5,000	QUALCOMM, Inc.	226,000
		505,600
Computers & Peripherals: 2.8%
15,000	EMC Corporation (a)	196,500
Diversified Telecommunication
Services: 5.2%
12,000	Verizon
	Communications, Inc.	368,760
Electrical Equipment: 2.7%
12,000	ABB Ltd. - ADR	189,360
Energy Equipment & Services: 2.3%
3,000	Schlumberger Limited	162,330
Food & Staples Retailing: 4.8%
7,000	Wal-Mart Stores, Inc.	339,080
Health Care Technology: 3.5%
4,000	Cerner Corp. (a)	249,160
Insurance: 5.7%
140	Berkshire
	Hathaway, Inc. (a)	405,402
Metals & Mining: 2.6%
5,500	Barrick Gold Corporation	184,526
Oil & Gas: 2.8%
3,000	Chevron Corp.	198,750
Pharmaceuticals: 10.3%
4,600	Johnson & Johnson	261,280
9,000	Merck & Co., Inc.	251,640
4,500	Teva Pharmaceutical
	Industries Ltd. - ADR	222,030
		734,950
Software: 4.2%
12,500	Microsoft Corp.	297,125
Wireless Telecommunication
Services: 4.2%
6,000	China Mobile
	Limited - ADR	300,480
TOTAL COMMON STOCKS
(Cost $4,599,598)		5,016,523
INVESTMENT COMPANIES: 11.0%
7,500	UltraShort Euro
	ProShares - ETF	148,725
5,000	Biotechnology Select
	Sector SPDR - ETF	253,550
5,000	UltraShort S&P500
	ProShares - ETF	276,250
2,500	UltraShort Russell 2000
	ProShares - ETF	106,925
		785,450
TOTAL INVESTMENT COMPANIES
(Cost $813,460)		785,450

Contracts
(100 shares per contract)
OPTIONS PURCHASED: 2.5%
CALL OPTIONS PURCHASED: 2.3%
Investment Companies: 0.3
300	PowerShares QQQ - ETF
	Expiration: July, 2009,
	Exercise Price: $37.00	14,100
150	Ultra Basic Materials
	ProShares - ETF
	Expiration: July, 2009,
	Exercise Price: $19.00	6,000
		20,100

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

SCHEDULE OF INVESTMENTS at June 30, 2009 (Continued)

Contracts
(100 shares per contract)		Value
OPTIONS PURCHASED: 2.5% (Continued)
CALL OPTIONS PURCHASED: 2.3% (Continued)
Capital Markets: 0.3%
200	The Blackstone
	Group L.P.
	Expiration: January,
	2010, Exercise
	Price: $12.50	$18,000
200	The Blackstone
	Group L.P.
	Expiration: January,
	2010, Exercise
	Price: $15.00	8,500
		26,500
Computers & Peripherals: 0.6%
10,000	EMC Corporation
	Expiration: July, 2009,
	Exercise Price: $10.00	31,250
20,000	EMC Corporation
	Expiration: July, 2009,
	Exercise Price: $13.00	9,100
		40,350
Leisure Equipment & Products: 0.2%
100	Smith & Wesson
	Holding Corp.
	Expiration: September,
	2009, Exercise
	Price: $5.00	12,750
Oil, Gas & Consumable Fuels: 0.4%
50	Hess Corporation
	Expiration: July, 2009,
	Exercise Price: $50.00	22,500
100	Hess Corporation
	Expiration: July, 2009,
	Exercise Price: $60.00	3,750
		26,250
Pharmaceuticals: 0.4%
150	Pfizer, Inc.
	Expiration: January,
	2011, Exercise
	Price: $15.00	32,325

Software: 0.1%
100	Oracle Corp.
	Expiration: July, 2009,
	Exercise Price: $21.00	7,250
TOTAL CALL OPTIONS
PURCHASED		165,525
PUT OPTIONS PURCHASED: 0.2%
Investment Company: 0.1%
300	Retail Select
	Sector SPDR - ETF
	Expiration: July, 2009,
	Exercise Price: $26.00	7,500
Communications Equipment: 0.1%
120	Palm Inc.
	Expiration: July, 2009,
	Exercise Price: $14.00	3,600
TOTAL PUT OPTIONS PURCHASED		11,100
TOTAL OPTIONS PURCHASED
(Cost $321,342)		176,625

Shares
SHORT-TERM INVESTMENT: 15.4%
Money Market Fund: 15.4%
1,097,354	Fidelity Government
	Portfolio -
	Institutional	1,097,354
TOTAL SHORT-TERM INVESTMENT
(Cost $1,097,354)		1,097,354
TOTAL INVESTMENTS
IN SECURITIES: 99.5%
(Cost $6,831,754)		7,075,952
Other Assets in Excess
of Liabilities: 0.5%		34,588
TOTAL NET ASSETS: 100.00%		$7,110,540

(a)	Non-income producing security.
ADR	American Depository Receipt
ETF	Exchange - Traded Fund

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2009

ASSETS
Investments in securities, at value
(cost $6,831,754) (Note 2)	$7,075,952
Receivables:
Investments sold	139,180
Dividends and interest	6,184
Due from advisor	11,359
Prepaid expenses	20,758
Total assets	7,253,433

LIABILITIES
Payables:
Investment securities purchased	100,922
Administration fees	5,095
Custody fees	1,399
Fund accounting fees	4,308
Transfer agent fees	4,577
Chief Compliance Officer fees	1,250
Other accrued expenses	25,342
Total liabilities	142,893

NET ASSETS	$7,110,540

Net asset value, offering price and redemption price per share
($7,110,540/858,003 shares outstanding; unlimited number
of shares authorized without par value)	$8.29

COMPONENTS OF NET ASSETS
Paid-in capital	$8,963,307
Undistributed net investment income	13,453
Accumulated net realized loss on investments and options	(2,110,418)
Net unrealized appreciation on investments	388,915
Net unrealized depreciation on options	(144,717)
Net assets	$7,110,540

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2009

INVESTMENT INCOME
Dividends (net of $984 foreign withholding tax)	$89,114
Interest	24,925
Total investment income	114,039

EXPENSES (Note 3)
Investment advisory fees	63,424
Administration fees	30,000
Fund accounting fees	28,009
Transfer agent fees	26,221
Audit fees	18,200
Registration fees	9,337
Custody fees	7,693
Chief Compliance Officer fees	6,808
Miscellaneous expenses	6,458
Reports to shareholders	6,349
Legal fees	6,335
Trustee fees	5,784
Insurance expense	1,977
Total expenses	216,595
Less: fees waived	(143,152)
Net expenses	73,443
Net investment income	40,596

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
Net realized loss on investments and options	(831,070)
Change in net unrealized appreciation on investments	603,268
Change in net unrealized depreciation on options	(129,577)
Net realized and unrealized loss on investments	(357,379)
Net decrease in net assets
resulting from operations	$(316,783)

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$40,596	$55,598
Net realized loss on
investments and options	(831,070)	(1,214,254)
Change in net unrealized appreciation
(depreciation) on investments	603,268	(592,755)
Change in net unrealized
depreciation on options	(129,577)	(9,392)
Net decrease in net assets
resulting from operations	(316,783)	(1,760,803)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(58,251)	(39,441)
From net realized gain on investments	—	(63,583)
	(58,251)	(103,024)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change in
outstanding shares (a) (b)	(348,177)	3,217,033
Total increase (decrease)
in net assets	(723,211)	1,353,206

NET ASSETS
Beginning of year	7,833,751	6,480,545
End of year	$7,110,540	$7,833,751
Undistributed net investment income	$13,543	$31,108

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
	Shares	Value	Shares	Value
Shares sold	236,764	$1,835,467	463,787	$4,754,217
Shares issued in
reinvestment of distributions	6,564	49,888	8,890	91,121
Shares redeemed	(290,454)	(2,233,532)	(170,836)	(1,628,305)
Net increase	(47,126)	$(348,177)	301,841	$3,217,033

(b)	Net of redemption fees of $600 and $8,201 respectively.

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding for the year/period

	Year Ended	Year Ended	Period Ended
	June 30, 2009	June 30, 2008	June 30, 2007*
Net asset value, beginning
of year/period	$8.65	$10.74	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.05	0.06	0.04
Net realized and unrealized
gain (loss) on investments	(0.35)	(2.04)	0.72
Total from
investment operations	(0.30)	(1.98)	0.76

LESS DISTRIBUTIONS
From net investment income	(0.06)	(0.05)	(0.02)
From net realized gain	—	(0.07)	—
Paid-in capital from
redemption fees (Note 2)	— **	0.01	—
Net asset value,
end of year/period	$8.29	$8.65	$10.74
Total return	(3.36)%	(18.52)%	7.64	%^

RATIO/SUPPLEMENTAL DATA
Net assets, end of
year/period (millions)	$7.1	$7.8	$6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	3.24%	2.78%	5.50	%+
After fees waived and
expenses absorbed	1.10%	1.10%	1.10	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	(1.53)%	(1.02)%	(3.67	)%+
After fees waived and
expenses absorbed	0.61%	0.66%	0.73	%+
Portfolio turnover rate	580%	221%	8	%^

*	Fund commenced operations on November 30, 2006.
**	Less than $0.01 per share.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2009

NOTE 1 – ORGANIZATION

Counterpoint Select Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on November 30, 2006.

The investment objective of the Fund is to seek long-term capital appreciation by investing in a limited number of companies that the advisor believes to be undervalued relative to their inherent quality and potential.  The Fund seeks to achieve its objective primarily by making equity investments in a limited number of mid- to large-capitalization U.S. public companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2009 (Continued)

calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2009, the Fund did not hold fair valued securities.

The Fund adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position No. 157-4 (“FSP 157-4”). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires each fund to classify its securities based on valuation method, using the following levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2009 (Continued)

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$12,750	$—	$—	$12,750
Consumer Staples	531,040	—	—	531,040
Energy	387,330	—	—	387,330
Financials	859,743	—	—	859,743
Health Care	1,281,135	—	—	1,281,135
Industrials	189,360	—	—	189,360
Information Technology	1,050,425	—	—	1,050,425
Investment Company	813,050	—	—	813,050
Materials	184,525	—	—	184,525
Telecommunication Services	669,240	—	—	669,240
Total Equity	5,978,598	—	—	5,978,598
Short-Term Investment	1,097,354	—	—	1,097,354
Total Investments in Securities	$7,075,952	$—	$—	$7,075,952

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective June 30, 2009.  SFAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial position, performance and cash flows.  The Fund makes investments in equity contracts as a substitute for a comparable market position in an underlying security or market segment, in an attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions. As of the year ended June 30, 2009 the Fund has 2.5% of net assets invested in equity contracts.

Balance Sheet

Fair values of Derivative Instruments as of June 30, 2009:

	Asset Derivatives		Liability Derivatives
	as of June 30, 2009		as of June 30, 2009
Derivatives not
Accounted for as	Balance		Balance
Hedging Instruments	Sheet	Fair	Sheet	Fair
under Statement 133	Location	Value	Location	Value
Equity contracts	Investments	$176,625	None	$—
at Value
Total		$176,625		$—

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2009 (Continued)

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2009:

Change in
Unrealized
	Location of	Realized	Appreciation
Derivatives not	Gain (Loss)	Gain (Loss)	(Depreciation)
Accounted for as	on Derivatives	on Derivatives	on Derivatives
Hedging Instruments	Recognized	Recognized	Recognized
under Statement 133	in Income	in Income	in Income
Equity Contracts	Realized and	$316,176	$(129,577)
Unrealized
Gain (Loss) on
Investments
and Options

B.
Federal Income Taxes.  The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. At June 30, 2009, the fund deferred, on a tax basis, post-October losses of $411,855.  At June 30, 2009, the Fund had capital loss carryforwards available for federal income tax purposes of $1,697,758 which expire in 2017, to offset future gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2009 (Continued)

the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The portfolio has adopted FIN 48 and as of June 30, 2009, the portfolio does not have any tax positions that did not meet the “more-likely-than-not threshold” of being sustained by the applicable tax authority for the open tax years of June 30, 2007 through June 30, 2009.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2009 (Continued)

unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2009 (Continued)

J.
New Accounting Pronouncements.  In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165).  The Fund adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated.  The Fund has evaluated subsequent events through the issuance of their financial statements on August 27, 2009.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification TM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management is currently evaluatingthe implications of SFAS 168. The impact on the Fund’s financial statement disclosures, if any, is currently being assesed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Jurika, Mills & Keifer, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2009 (Continued)

entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the year ended June 30, 2009 the Fund incurred $63,424 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.10% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended June 30, 2009 the Advisor waived $143,152 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At June 30, 2009, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $378,470.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2010	$94,331
June 30, 2011	$140,987
June 30, 2012	$143,152

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Minimum	$30,000
$0 to $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the year ended June 30, 2009 the Fund incurred $30,000 in administration fees. The officers of the Trust are employees of the

COUNTERPOINT SELECT FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2009 (Continued)

Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended June 30, 2009, the Fund was allocated $6,808 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2009, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $29,794,778 and $28,940,918 respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2009.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2009 and the year ended June 30, 2008 was as follows:

	2009	2008
Distributions paid from:
Ordinary income*	$58,251	$103,024
Long-term capital gain	—	—
	$58,251	$103,024

*	Short-term capital gains are considered ordinary income for tax purposes.

As of June 30, 2009, the components of the distributable earning on a tax basis were as follows:

Cost of investments	$6,832,559
Gross tax unrealized appreciation	655,722
Gross tax unrealized depreciation	(412,329)
Net tax unrealized appreciation	$243,393
Undistributed ordinary income	13,453
Undistributed long-term capital gain	—
Total distributable earnings	$13,453
Other accumulated losses	(2,109,613)
Total accumulated losses	$(1,852,767)

The difference between book basis and tax basis unrealized depreciation is attributed to the tax deferral of losses on wash sales.

COUNTERPOINT SELECT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Counterpoint Select Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Counterpoint Select Fund, a series of Professionally Managed Portfolios, as of June 30, 2009 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period November 30, 2006 (commencement of operations) through June 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Counterpoint Select Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period November 30, 2006 through June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2009

COUNTERPOINT SELECT FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Age	with the	of Time	During Past	Overseen	Directorships
and Address	Trust(1)	Served	Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Executive
Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
2020 E. Financial Way		Since	Chief Executive		The University
Suite 100		May 1991.	Officer, Rockefeller		of Virginia
Glendora, CA 91741			Trust Co., (prior		Law School
			thereto Senior Vice		Foundation.
President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

COUNTERPOINT SELECT FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Age	with the	of Time	During Past	Overseen	Directorships
and Address	Trust(1)	Served	Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder,
National Investor
Data Services, Inc.
(investment related
computer software).
Steven J. Paggioli	Trustee	Indefinite	Consultant;	1	Independent
(born 1950)		Term;	formerly, Executive		Trustee, The
2020 E. Financial Way		Since	Vice President,		Managers
Suite 100		May 1991.	Investment Company		Funds,
Glendora, CA 91741			Administration, LLC		Managers AMG
			(“ICA”) (mutual fund		Funds; Advisory
			administrator).		Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel
Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term; Since	President, U.S.	Applicable	Applicable
2020 E. Financial Way		August 2002.	Bancorp Fund
Suite 100	Chief	Indefinite	Services, LLC
Glendora, CA 91741	Compliance	Term; Since	since July 2001.
	Officer	September
2004
	Anti-Money	Indefinite
	Laundering	Term; Since
	Officer	December
2005.

COUNTERPOINT SELECT FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Age	with the	of Time	During Past	Overseen	Directorships
and Address	Trust(1)	Served	Five Years	by Trustees	Held
Eric W. Falkeis	Treasurer	Indefinite	Senior Vice	Not	Not
(born 1973)		Term; Since	President USBFS	Applicable	Applicable
615 East Michigan St.		August	since September
Milwaukee, WI 53202		2002.	2007; Chief
Financial Officer,
U.S. Bancorp Fund
Services, LLC, since
April 2006; Vice
President, U.S.
Bancorp Fund
Services, LLC since
1997; formerly,
Chief Financial
Officer, Quasar
Distributors, LLC
(2000-2003).
Elaine E. Richards	Secretary	Indefinite	Vice President	Not	Not
(born 1968)		Term; Since	and Legal	Applicable	Applicable
2020 E. Financial Way		February	Compliance
Suite 100		2008.	Officer, U.S.
Glendora, CA 91741			Bancorp Fund
Services, LLC,
since July 2007;
formerly, Vice
President and
Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007),
formerly, Vice
President and Legal
Compliance Officer,
U.S. Bancorp Fund
Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

COUNTERPOINT SELECT FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2009, certain dividends paid by the Counterpoint Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Counterpoint Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2009 was 47%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 544-2737. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available without charge, upon request, by calling (866) 544-2737. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 544-2737.  Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Advisor
JURIKA, MILLS & KEIFER, LLC
2101 Webster Street, Suite 1550
Oakland, California  94612

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Counterpoint Select
Symbol – CPFSX
CUSIP – 742935364

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2009	FYE 6/30/2008
Audit Fees	$16,000	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2009	FYE 6/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2009	FYE 6/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date  September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Robert M. Slotky
Robert M. Slotky, President

Date  September 3, 2009

By (Signature and Title)*   /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  August 25, 2009

* Print the name and title of each signing officer under his or her signature.